Acquisitions of businesses	12 Months Ended
Dec. 31, 2023
Disclosure of acquisition of businesses [abstract]
Acquisition of businesses
25. Acquisitions of businesses
Fair value of assets and liabilities arising from acquisitions of businesses:
(USD millions)	2023	2022	2021

Property, plant and equipment	18	13

Right-of-use assets	16	12

Currently marketed products			292

Acquired research and development	2 931	1 209	262

Other intangible assets	15		98

Deferred tax assets	34	56	28

Non-current financial and other assets	164

Trade receivables and financial and other current assets	183	5	1

Cash and cash equivalents	226	89	10

Deferred tax liabilities	-474	-300	-74

Current and non-current financial debts			-1

Current and non-current lease liabilities	-51	-12

Trade payables and other liabilities	-231	-67	-4

Net identifiable assets acquired	2 831	1 005	612

Acquired cash and cash equivalents	-226	-89	-10

Non-controlling interests			-105

Goodwill	1 094	161	238

Net assets recognized as a result of acquisitions of businesses [1]	3 699	1 077	735

 1  In 2023 and 2022 all net assets recognized relate to business combinations of continuing operations. In 2021, net assets recognized as a result of acquisitions of businesses from continuing operations were USD 320 million.

Note 2 details significant acquisitions of businesses by continuing operations, specifically the acquisition of DTx Pharma and Chinook Therapeutics in 2023, and of Gyroscope in 2022. Note 31 details significant acquisitions by discontinued operations, specifically the cephalosporin antibiotics business from GSK by Sandoz in 2021. The goodwill arising out of these acquisitions is attributable to the synergies, the accounting for deferred tax liabilities on the acquired assets and the assembled workforce. In 2023, no goodwill (2022: nil; 2021: USD 107 million) is tax deductible.